EXHIBIT 10.4

                     SCHEDULE IDENTIFYING OMITTED DOCUMENTS

      The only particulars in which the (a) Form of Neoprobe Corporation 8% Series A Convertible Promissory Note and (b) Form of Neoprobe Corporation Common Stock Purchase Warrant filed with the Current Report on Form 8-K dated December 13, 2004, and filed with the Securities and Exchange Commission on December 16, 2004, differ materially from the omitted instruments are the names of the holders of the warrants, the number of shares of common stock for which the warrants are exercisable, the names of the holders of the notes and the principal amounts of the notes, which information is included in the following tables:

(a) Neoprobe Corporation 8% Series A Convertible Promissory Notes

--------------------------------------------------------------------------------
              HOLDER                                        PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

Biomedical Value Fund, L.P.                                    $4,400,000
--------------------------------------------------------------------------------

Biomedical Offshore Value Fund, Ltd.                           $3,600,000
--------------------------------------------------------------------------------

David C. Bupp                                                    $100,000
--------------------------------------------------------------------------------

(b) Neoprobe Corporation Common Stock Purchase Warrants

--------------------------------------------------------------------------------
              HOLDER                                        WARRANT SHARES
--------------------------------------------------------------------------------

Biomedical Value Fund, L.P.                                     5,500,000
--------------------------------------------------------------------------------

Biomedical Offshore Value Fund, Ltd.                            4,500,000
--------------------------------------------------------------------------------

David C. Bupp                                                     125,000
--------------------------------------------------------------------------------